UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2010

 PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Company Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Peregrine Pharmaceuticals, Inc. (the “Company”) is filing this Current Report on Form 8-K solely for the purpose of filing the attached Exhibits in response to a comment letter dated March 8, 2010, received from the staff of the Securities and Exchange Commission (“SEC”) regarding its review of the Company’s Form 10-K for the fiscal year ended April 30, 2009.  Certain information contained in the attached Exhibits has been redacted pursuant to the Company’s requests for confidential treatment, which requests have been submitted to the SEC on the date of this filing.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.17	Exclusive Patent License Agreement between The University of Texas System and Peregrine Pharmaceuticals, Inc. effective as of August 18, 2005 *
10.18	Amendment No. 1 to Exclusive Patent License Agreement between The University of Texas System and Peregrine Pharmaceuticals, Inc. dated June 1, 2009 *
10.19	Exclusive Patent License Agreement between The University of Texas System and Peregrine Pharmaceuticals, Inc. effective as of August 1, 2001 *
10.20	Amendment No. 1 to Exclusive Patent License agreement between The University of Texas System and Peregrine Pharmaceuticals, Inc. dated June 1, 2009 *
10.21	Non-Exclusive Cabilly Patent License Agreement between Genentech, Inc. and Peregrine Pharmaceuticals, Inc. effective as of November 5, 2003 *
10.22	Commercial License Agreement between Avanir Pharmaceuticals, Inc. and Peregrine Pharmaceuticals, Inc. dated December 1, 2003 *
10.23	License Agreement between Lonza Biologics PLC and Peregrine Pharmaceuticals, Inc. dated July 1, 1998 *
10.24	License Agreement between Lonza Biologics PLC and Peregrine Pharmaceuticals, Inc. dated March 1, 2005 *

*  Portions of the attached exhibits have been redacted in connection with the Company’s request for confidential treatment which has been submitted to the Securities and Exchange Commission in connection with the filing of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: April 14, 2010	By:	/s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer and
Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.17	Exclusive Patent License Agreement between The University of Texas System and Peregrine Pharmaceuticals, Inc. effective as of August 18, 2005 *
10.18	Amendment No. 1 to Exclusive Patent License Agreement between The University of Texas System and Peregrine Pharmaceuticals, Inc. dated June 1, 2009 *
10.19	Exclusive Patent License Agreement between The University of Texas System and Peregrine Pharmaceuticals, Inc. effective as of August 1, 2001 *
10.20	Amendment No. 1 to Exclusive Patent License agreement between The University of Texas System and Peregrine Pharmaceuticals, Inc. dated June 1, 2009 *
10.21	Non-Exclusive Cabilly Patent License Agreement between Genentech, Inc. and Peregrine Pharmaceuticals, Inc. effective as of November 5, 2003 *
10.22	Commercial License Agreement between Avanir Pharmaceuticals, Inc. and Peregrine Pharmaceuticals, Inc. dated December 1, 2003 *
10.23	License Agreement between Lonza Biologics PLC and Peregrine Pharmaceuticals, Inc. dated July 1, 1998 *
10.24	License Agreement between Lonza Biologics PLC and Peregrine Pharmaceuticals, Inc. dated March 1, 2005 *

*  Portions of the attached exhibits have been redacted in connection with the Company’s request for confidential treatment which has been submitted to the Securities and Exchange Commission in connection with the filing of this Current Report.